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                                                                     EXHIBIT 23


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements
No. 33-67880, No. 33-87196, and No. 33-94888 of The First Years Inc. (formerly Kiddie Products, Inc.) (the "Company") on Form S-8 of our report dated March 7, 1996, appearing in this Annual Report on Form 10-K of The First Years Inc. for the year ended December 31, 1995.



DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 29, 1996


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